Discontinued operations	12 Months Ended
Dec. 31, 2025
Discontinued operations
Discontinued operations
28. Discontinued operation

a. Cabotagem purchase and sale agreement

On February 27, 2025, Hidrovias entered into an agreement for the sale of all shares in HB – Cabotagem (“Cabotagem”) to Companhia de Navegação Norsul (“Norsul”). The cabotage operation was acquired by Hidrovias in 2016 for the performance of a contract dedicated to the transportation of bauxite from the Porto Trombetas mine to the client's alumina refinery in Barcarena, expiring in 2034.

The total sale value (enterprise value) is R$ 715 million, of which R$ 195 million refers to the equity value and R$ 521 million to the debt balance, as of December 31, 2024. The payment was made in cash on the transaction closing date and was subject to usual price adjustments for this type of transaction, including working capital adjustments. The transaction was approved without restrictions by CADE on April 16, 2025.

On November 3, 2025, the Company announced the completion of the sale of all of the shares of Cabotage after the compliance with all conditions precedent. As of December 31, 2025, Hidrovias determined the result from the completion of the transaction, as shown in the table below:

Total amount of the Cabotagem purchase and sale agreement.	715,378
Debt balance in the reference statement of financial position	(520,553)
Operation sale price	194,825
Preliminary adjustments to working capital and net debt	(1,954)
Cost on the investment write-off	(317,635)
Realization of valuation adjustment in subsidiaries	(98,062)
Reversal of impairment (1)	72,812
Gain on disposal of investments before the effect of cessation of depreciation	(150,014)
Cessation of depreciation	(15,150)
Gain on disposal of investments after the effect of depreciation	(165,164)
Deferred income and social contribution taxes	(24,756)
Gain on disposal of investments, net	(189,920)

(1)	Hidrovias performed the impairment test on the assets and identified a difference between the transaction value and the carrying amount of the assets. Since the acquisition of control in May 2025, it recognized in the statement of income the amount net of income tax of R$ 48,056 related to the impairment, even in the absence of evidence of operational deterioration of the assets. The impairment of the assets was attributed entirely to the goodwill and the remainder was attributed to other Hidrovias assets.

b. The results for the year and cash flows from discontinued operations as of December 31, 2025 are shown below:

Final balance as of December 31, 2025 (1)
Net revenue from sales and services	108,401
Cost of services sold	(69,582)
Gross profit	38,819
Operating income (expenses)
General and administrative	(2,553)
Other operating income (expenses)	8,353
Gain (loss) on disposal of assets	(237,976)
Operating income (loss) before financial result and taxes	(193,357)
Financial income	5,610
Financial expenses	(6,229)
Financial result, net	(619)
Operating income (loss) before income and social contribution taxes	(193,976)
Income and social contribution taxes
Current	5,834
Deferred	(18,170)
Profit (loss) for the period	(206,312)

Final balance as of 12/31/2025(1)
Net cash provided by operating activities	30,231
Net cash used in investing activities	(34,948)
Net cash used in financing activities	(6,596)
Increase (Decrease) in cash and cash equivalents	(11,313)

(1)	Considers the balances since the acquisition of control in May 2025 according to Note 27.b.

For the parent company, in the statement of income for the year ended December 31, 2025, the share of profit (loss) of Cabotage, net of transactions with related parties, were reclassified as Discontinued Operation in the amount of R$ (121,153).